Exhibit 99.1

ENTERPRISE
ACQUISITION
CORPORATION

Proposed Merger with

ARMOUR
RESIDENTIAL REIT

100% AGENCY RESIDENTIAL MORTGAGE REIT
August 26, 2009

Forward-Looking Statement/Safe Harbor Statement

Certain statements made in this presentation regarding the proposed merger between Enterprise Acquisition Corp. (“EAC”) and Armour Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding the parties’ future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the parties’ expectations for the consummation of the proposed merger, the projections for the ARMOUR business, and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements as well as the factors described in Enterprise's Annual Report on Form 10-K for the period ended December 31, 2008 and its Reports on Form 10-Q for the three months ended March 31, 2009 and June 30, 2009, and the factors that will be included in the definitive proxy statement that Enterprise will file regarding the proposed merger. The parties assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

A definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the business combination. Enterprise urges investors and stockholders to read the proxy statement when it becomes available and any other relevant documents filed by Enterprise with the SEC because they will contain important information. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Enterprise Acquisition Corp., 6800 Broken Sound Parkway, Boca Raton, Florida 33487. The definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Enterprise and certain of its directors and officers, and ARMOUR and certain of its directors and officers, may be deemed to be participants in the solicitation of proxies from the holders of Enterprise stock in respect of the proposed transaction. The names of Enterprise’s directors and executive officers and a description of their interests in Enterprise is set forth in Enterprise’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 16, 2009. Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of Enterprise’s and ARMOUR’s directors and officers in the proposed merger by reading the proxy statement when it becomes available.

Transaction Highlights

ARMOUR Residential REIT, Inc. to go public via a merger with Enterprise Acquisition Corp.

ARMOUR is an externally-managed real estate investment trust that will invest, on a levered basis, in Agency residential mortgage-backed securities

Transaction will provide up to $250 million of equity capital

Management team led by two executives with forty-eight years of combined experience in mortgages, asset backed securities and Agency mortgage REIT management

Strong focus on risk management in portfolio composition and hedging

Shareholder-friendly fee structure: 1.5% of shareholders’ equity; 0.75% above $1 billion; no incentive/performance fees

Currently priced at approximately 1.04x book value per share *

Strong corporate governance-separate Chairman and CEO roles

Expected close: 4Q 2009

Trading symbols (NYSE Amex LLC US): EST (stock), EST.WS (warrant), EST.U (unit)

* Assumes $250 million transaction, financial data as of March 31, 2009 and stock price as of August 26, 2009 (see page 15 for calculation)

Team Introduction

Name	Current/Prior Experience
Scott J. Ulm Co-CEO, CIO, Head of Risk Management	2005-present, CEO of Litchfield Capital Holdings, a structured finance manager
1986–2005, held various senior positions with Credit Suisse in New York and London, including:

•

Global Head of Asset Backed Securities

•

Head of US and European Debt Capital Markets

•

Global Co‐Head of Collateralized Debt Obligations

•

Member of Fixed Income Operating Committee and European Investment Banking Operating Committee

Jeffrey J. Zimmer Co-CEO, President	2003-2008, Co-founder, President and CEO of Bimini Capital Management, a publicly traded REIT with up to $4bn of agency mortgage assets
1990–2003, Managing Director at RBS/Greenwich Capital in Mortgage‐Back and Asset-Back Departments
1984–1990, worked at Drexel Burnham Lambert in Institutional Mortgage Backed Sales

Daniel C. Staton ARMOUR Non- Executive Chairman Enterprise President, Chief Executive Officer and Director	1999-Present, Independent Director of Public Storage (NYSE: PSA), Chairman of the Compensation Committee
• 1997-1999, Chairman of Storage Realty Trust; Founding Director from 1994-1997 • In 1999, led merger of Storage Realty Trust with Public Storage
1997‐2007, President of the Walnut Group and Staton Capital, private investment firms
1993-1997, COO and Founding Director of Duke Realty Investments, Inc. (NYSE: DRE); General Manager and Partner of Duke Associates from 1981-1993

Marc H. Bell ARMOUR Director Enterprise Chairman of the Board and Treasurer	2003‐present, Managing Director of Marc Bell Capital Partners LLC, a private investment firm
• Specializes in media, entertainment, real estate, and distressed assets
2004‐present, President and CEO of FriendFinder Networks, Inc.
1998-2001, Founder, Chairman and CEO of Globix Corporation, a full service commercial ISP

Overview

Management team, relationships and infrastructure

   ARMOUR will be managed by experienced mortgage and capital markets professionals who have successfully executed mortgage investment strategies

   Relationships with dealers already established

   Back office in place; support staff identified

Compelling strategy and attractive, risk-adjusted returns

   High teens gross return on equity in a government guaranteed liquid asset class with moderate leverage and extensive risk mitigation

-     Low duration asset portfolio and extensive use of swaps to limit rate risk

-     Targeted equity duration of 1-1.5 years

-     Targeting 40% of unlevered equity in cash, triple the amount of comparable REITs

-     Change in Agency strategy would require charter amendment by shareholder vote

Attractive existing market opportunities

   Agency residential MBS valuations are at historically very attractive levels and can provide mid- to high-teens return on equity with moderate leverage

   Mortgage market disarray has created greater than normal Agency mortgage supply

   Mortgage industry capacity reduction, credit and home valuation issues make prepayments much more inelastic

Transaction structure and metrics

   Enterprise management cancelling 6.15mm existing shares (98% of founders’ shares) to reduce dilution to existing shareholders

-     Substantial commitment from Enterprise sponsors of up to $17.5 million, including up to $10 million in common shares

   Warrant strike moved to $11.00; expiration moved to 2012

   Aggregate transaction costs approximately 50% less than traditional IPO

   Attractive valuation relative to comparables

ARMOUR Investment Strategy

Income	Mid- to high-teens gross return on equity in a U.S. Agency guaranteed liquid asset class
— ARMOUR believes the next move in rates is likely to be up and incorporates a significant amount of rate hedging in its strategy
— Nonetheless, today’s low rate financing environment seems likely to persist for a while

Valuation	ARMOUR created at just over book value—approximately 1.04x1
— Median publicly traded Agency REITs currently valued at 1.12x Book Value and 1.32x Historical Book Value[2]
— Continued mid- to high- teens dividend performance may drive further multiple expansion

Risk Management	Risks addressed and reduced through:
— Low gross asset duration (2.0-2.5)
— Rate protection from 60-65% swap of non-true ARM positions
— Conservative (fast) prepayment assumptions built into yields
— Substantial liquidity-40% of unlevered equity in cash

Notes:

(1)

Financial data as of 3/31/09 and market data as of 8/26/09

(2)

Financial data as of 6/30/09 and market data as of 8/26/09. Book value calculated as common equity per share and historical book value calculated as common equity less accumulated other comprehensive income per share

ARMOUR’s Objective is Superior Risk-Adjusted Returns

ARMOUR will produce mid- to high-teens returns (fully distributed) in today’s market, with tightly controlled risks

ARMOUR is 100% invested in U.S. Agency guaranteed assets

ARMOUR’s risk management and liquidity strategies mitigate funding, rate change and prepayment risks:

— Low gross asset duration portfolio (2.5 or lower)

— Extensive use of swaps (60-65% of true ARMs swapped)

— Maintain high cash balances to provide financial flexibility (40% of unlevered equity in cash)

— Low equity duration (balance sheet duration) through the use of swaps and cash (1.5 or lower)

— Conservative (faster) prepayment assumptions used in booking the yields on its investments

ARMOUR’s expected prepayment rate is at the high end of historical experience

— Slower prepayments will cause ARMOUR’s portfolio yield to rise

— Unemployment, house price depreciation, and rising rates act to depress prepayment rates

Attractive Existing Market Opportunity

Today’s market conditions are exceptionally favorable for the implementation of ARMOUR’s business plan

Valuation	Agency mortgage spreads are historically very attractive vs. swaps and funding rates

Supply	The freeze in the non-agency securitization market and dismantling of the independent private label mortgage industry forces most new mortgages through the Agencies

Interest Rates	Favorable low funding rates and the steep yield curve boost yields and are likely to persist-though the ARMOUR business can be profitable in most yield curve environments

Borrowers

Borrowers have become inelastic in their ability to refinance, due to deteriorating household credit and decreasing housing prices

Mortgage refinancing capacity has also been greatly reduced

As a result, prepayment speeds and volatility are likely to both be reduced

Government	U.S. Government support for FNMA and FHLMC is no longer ambiguous, however Agency security prices/yields do not fully reflect this support

Mortgage Valuations are Historically Attractive vs. Swap Rates

Example: Two Year Swap Rate vs. the FNMA 15 Year 5.5% Pass-Through Yield

ARMOUR Proxy Portfolio Snapshot

Agency Assets	100.0%	FNMA, Freddie Mac & GNMA

Agency Hybrids	72.5%	3/1’s & 5/1’s

Agency ARM’s	28.5%	ARMs Resetting within 17 Months Time

Weighted Average Portfolio Yield	3.25%	< Prior to Leverage

Weighted Average Portfolio Price	104.72	< Current Carrying Cost

Weighted Average Gross Asset Duration	1.818	< Duration: Derived on “Yield Book”

Weighted Average Estimated Balance Sheet Duration	1.243	< After the Effect of Swap Positions

Debt to Equity Ratio	8.07	< REPO: Debt to Equity Ratio

Average REPO Haircut	5.50%	< Collateral Value Discount to Obtain REPO Borrowings

Percentage of Hybrids Swapped Out	62.07%	< Receive Libor & Pay Fixed

Percentage of Equity in Cash	19.76%	< 40% of Unlevered Equity

Gross Return on Equity Inclusive of REPO Expense	25.67%	< Prior to the Effect of Swap Positions
Gross Return on Equity, with Swap Positions in Place	19.51%	< Prior to Fees & Expenses

Time and Date Portfolio was Calculated	8/26/09	Noon Wednesday

See details on the following pages

Proxy Portfolio

Details generated from live dealer offerings and live market prices

	Weighted Average	FNMA & Freddie MAC Mortgage Pools
		Pre-Pay Penalty Hybrid (14 mth old 5/1)	Seasoned High Coupon 7/1 (now 4/1)	ARM – 14 Months to Reset	New Issue 5/1 Low Coupon
		Pool #1	Pool #2	Pool #3	Pool #4

Asset Class Percentage of Portfolio	100.00%	30.00%	21.50%	28.50%	20.00%

Dollar Price at Offering	104.723	105.133	105.718	105.187	102.375

Weighted Average Coupon	5.06%	5.0530	5.6620	5.5140	3.801

Weighted Average Months to Reset	39.5	40	50	18	59

Yield Book Gross Average Asset Duration	1.82	2.4	1.4	0.9	2.7

Asset Class Weighted Average Current Yield	3.251%	3.572	2.907	2.996	3.504

Source: Bloomberg, ARMOUR analysis

ARMOUR Proxy Portfolio Yield and Prepayment Stress Test

Armour’s Proxy Portfolio yield remains robust even at significantly stressed prepayment speeds

Source: Bloomberg Mortgage Research (type "BMMI") is the source of the historcal FNMA 12 Month Libor Reset Non-Convertible Hybrid ARM CPR data

Notes:

(1)

2002 production preceded housing boom and had coupons which were approximately 175 basis points higher than today's coupons

(2)

For today's new issue low coupon 5/1's, dealers anticipate 15 CPR life speeds

(3)

The 2002 vintage 5/1 product had a coupon 175 basis points higher and preceded the run up in housing prices. Note that the next fastest year was 2003 at 28.7 CPR

Gross ROE Opportunity

Details generated from live dealer offerings and live market prices

(1)

Prior to the effect of the SWAP Position and Management Fees and Corporate Expenses.

(2)

The estimated cash return on the leveraged portfolio is a “yield,” which nets out amortization. Amortization expenses is the difference between the yield and the average portfolio coupon. Each individal security will have its own amortization schedule.

Mid- to High-Teens ROE Opportunities Today

Proxy portfolio gross ROE opportunities, inclusive of financing and hedges, since May ‘08 have ranged from 14% to 26% at 8x debt to equity leverage

— Assumes 60–65% of non-true ARM assets are swapped out

— Assumes gross asset duration at or below 2.5

— Assumes equity duration at or below 1.5

Source: Bloomberg, ARMOUR analysis

Publicly-Traded Agency REITs

Source: FactSet, SNL; market data as of 8/26/09; financial data as of 6/30/09

(1)

2nd Quarter 2009 Price/Book Value calculated as common equity per share

(2)

2nd Quarter 2009 Price/Historical Book Value calculated as common equity less accumulated other comprehensive income per share

Investment Opportunity

Investment structure and elimination of sponsor promote creates pro forma company at an attractive valuation relative to publicly traded peers

	No Redemption	Max Redemption ¹

Pro Forma Equity Value ($mm) ²,³	$237.3	$100.2

Shares Outstanding (#mm)	25.1	10.8

Pro Forma BVPS ³	$9.45	$9.32

Price per Share (8/26/09)	$9.86	$9.86

Price / Pro Forma BVPS ³	1.04x	1.06x

Agency REIT Median P/BVPS [4]	1.12x	1.12x

Notes: Reflects 6.15mm shares retired from EST sponsors; does not include effect of out‐of‐the‐money warrants

(1)

Assumes 14.3mm shares repurchased at cash in trust value of $9.98 per share

(2)

Assumes offering fees and deferred underwriters’ expense of $9.9mm in No Redemption and $5.6mm in Max Redemption scenarios

(3)

Enterprise financial data as of March 31, 2009

(4)

Includes AGNC, ANH, CMO, CYS, HTS, MFA and NLY; market data as of August 26, 2009; financial data as of June 30, 2009

Transaction Structure

Investment Summary

Market Opporunity	Historically attractive mortgage valuations versus swaps and funding rates
Beneficial and persistent rate environment
Benign prepayment environment due to borrower inelasticity facilitates hedging and lowers risk

Investment Team	Deep, broad experience and disciplined investment approach
Forty-eight years of combined experience includes mortgages and asset backed securities and Agency mortgage REIT management
Established relationships and infrastructure

Structure Creates Attractive Return Profile

EST’s public stockholders expected to create ARMOUR at 1.04x initial Book Value[1] vs. 1.12x median Book Value[2] and 1.32x Historical Book Value[2] for Agency public peers

High targeted return on equity with moderate leverage

Conservative Approach	Investing in Agency-only assets with U.S. Agency guarantee
Extensive use of swaps
Low equity duration
Conservation of unlevered equity in cash

Notes:

(1)

Financial data as of 3/31/09 and market data as of 8/26/09

(2)

Financial data as of 6/30/09 and market data as of 8/26/09. Book value calculated as common equity per share and historical book value calculated as common equity less accumulated other comprehensive income per share

Appendix A

Management and Board Biographies

Management Biographies

Scott J. Ulm is the Co-Chief Executive Officer, Chief Investment Officer, and Head of Risk Management of ARMOUR. Mr. Ulm has 23 years of structured finance and debt capital markets experience, including mortgage-backed securities. Since 2005, Mr. Ulm has been Chief Executive Officer of Litchfield Capital Holdings. From 1986 to 2005, he held a variety of senior positions at Credit Suisse both in New York and London including Global Head of Asset-Backed Securities, Head of United States and European Debt Capital Markets and the Global Co-Head of Collateralized Debt Obligations, both cash and synthetic. While at Credit Suisse, Mr. Ulm was responsible for the underwriting and execution of more than $100 billion of mortgage- and asset-backed securities. Mr. Ulm has advised numerous U.S., European, and Asian financial institutions and corporations on balance sheet and capital raising matters. At Credit Suisse, he was a member of the Fixed Income Operating Committee and the European Investment Banking Operating Committee. Mr. Ulm holds a BA summa cum laude from Amherst College, an MBA from Yale School of Management and a JD from Yale Law School.

Jeffrey J. Zimmer is the Co-Chief Executive Officer and President of ARMOUR. Mr. Zimmer has significant experience in the mortgage-backed securities market over a 25 year period. From 2003 through April 2008 he was President and Chief Executive Officer of Bimini Capital Management, Inc. a publicly traded REIT which owned as much as $4 billion of agency mortgage assets. He was co-founder of the company, took it public, and orchestrated secondary public offerings and long term debt issuance. Prior to that he was a managing Director at RBS/Greenwich Capital in the Mortgage-Backed and Asset-Backed Department from 1990 through 2003 where he held various positions that included working closely with some of the nation’s largest mortgage banks, hedge funds, and investment management firms on various mortgage-backed securities investments. He has sold and researched almost every type of mortgage-backed security in his many years in the mortgage business. He has negotiated terms on and participated in the completion of dozens of new underwritten public and privately placed mortgage-backed deals. Mr. Zimmer was employed at Drexel Burnham Lambert in the institutional mortgage-backed sales area from 1984 until 1990. He received his MBA in finance from Babson College in and a BA in economics and speech communication from Denison University.

Board Member Biographies

Daniel C. Staton is the President, CEO and Director of Enterprise Acquisition Corp. and will be the Non-Executive Chairman of ARMOUR. Mr. Staton has over 10 years experience sourcing private equity and venture capital investments. Since 2003, he has been Managing Director of private equity firm Staton Capital LLC. Between 1997 and 2007, Mr. Staton was President of The Walnut Group, a private investment firm, where he served as initial investor Director of Build-A-Bear Workshop, initial investor in Deal$: Nothing Over a Dollar (until its sale to Supervalu Inc.), and Director of Skylight Financial. Prior to The Walnut Group, Mr. Staton was General Manager and Partner of Duke Associates from 1981 until its IPO in 1993, and then served as COO and Director of Duke Realty Investments, Inc. (NYSE: DRE) until 1997. Mr. Staton also served as Chairman of the Board of Storage Realty Trust from 1997 to 1999, when he led its merger with Public Storage (NYSE: PSA), where he continues to serve as a Director. Mr. Staton supplements his professional network by co-producing and investing in numerous Broadway musicals as well as relationships with not-for-profit organizations. Mr. Staton majored in Finance at the University of Missouri and holds a B.S. degree in Specialized Business from Ohio University and a B.S. degree in Business (Management) from California Coast University.

Marc H. Bell is the Chairman of the Board of Directors and Treasurer of Enterprise Acquisition Corp. and will be a Director of ARMOUR. Mr. Bell has served as Managing Director of Marc Bell Capital Partners LLC, an investment firm which invests in media and entertainment ventures, real estate, and distressed assets since 2003, and has also served as the President and Chief Executive Officer of FriendFinder Networks Inc. since 2004. Previously, Mr. Bell was the founder and President of Globix Corporation, a full-service commercial Internet Service Provider with data centers and a private network with over 20,000 miles of fiber spanning the globe. Mr. Bell served as Chairman of the Board of Globix Corporation from 1998 to 2002 and Chief Executive Officer from 1998 to 2001. Mr. Bell was also a member of the Board of Directors of EDGAR Online, Inc., an Internet-based provider of filings made by public companies with the SEC, from 1998 to 2000. Mr. Bell has also been a co-producer of Broadway musicals, and serves as a member of the Board of Trustees of New York University and New York University School of Medicine. Mr. Bell holds a B.S. degree in Accounting from Babson College and an M.S. degree in Real Estate Development from New York University.

Board Member Biographies

Thomas K. Guba (Independent Director) Mr. Guba has been the senior executive or head trader of various Wall Street mortgage and government departments in his thirty four years in the securities business. From 2002 through 2008, Mr. Guba was President and Principal of the Winter Group, a fully integrated mortgage platform and money management firm. Prior to 2002, he was Managing Director of Structured Product Sales at Credit Suisse First Boston (2000 through 2002), Managing Director and Department Manager of Mortgages and U.S. Treasuries at Donaldson Lufkin Jenrette, which was subsequently purchased by Credit Suisse First Boston (1994 through 2000), Executive Vice President and Head of Global Fixed Income at Smith Barney (1993 through 1994), Managing Director of the Mortgage and U.S. Treasuries Department at Mabon Securities (1990 through 1993), Senior Vice President and Mortgage Department Manager at Drexel Burnham Lambert (1984 through 1990), Senior Vice President and Head Mortgage Trader at Paine Webber (1977 through 1984) and a trader of mortgaged backed securities at Bache & Co. (1975 through 1977). Mr. Guba was also a Second Lieutenant, Military Police Corps, in the United States Army (1972 through 1974). Mr. Guba received his BA in political science from Cornell University in 1972 and his MBA in finance from New York University in 1979.

Jack “Jack” P. Hollihan III (Independent Director) Mr. Hollihan has over 25 years of investment banking and investment experience. Mr. Hollihan was formerly the Head of European Investment Banking for Banc of America Securities (“BAS”), where he was a member of the BAS European Capital Committee and Board, and where he had responsibility for a loan book of $8 Billion. Prior to that, Mr. Hollihan was Head of Global Project and Asset Based Finance and Leasing at Morgan Stanley and was a member of the Morgan Stanley International Investment Banking Operating Committee. In that capacity, he managed $45 billion in asset based and structured financings and leasing arrangements. He is a former trustee of American Financial Realty Trust (NYSE: “AFR”) and currently the lead independent director of City Financial Investment Company Limited (London) and Executive Chairman of Litchfield Capital Holdings (Connecticut). Mr. Hollihan received B.S. (Wharton) and B.A. degrees from the University of Pennsylvania, and a J.D. from the University of Virginia School of Law.

Board Member Biographies

Stewart J. Paperin (Independent Director) Mr. Paperin has served as Executive Vice President of the Soros Foundation, a worldwide private philanthropic foundation, since 1996, where he oversees financial, administrative and economic development activities. From 1996 to July 2005, Mr. Paperin served as a Senior Advisor and portfolio manager for Soros Fund Management LLC, a financial services company, and since July 2005 has served as a consultant to Soros Fund Management LLC. From 1996 to 2007, Mr. Paperin served as a Director of Penn Octane Corporation (Nasdaq: “POCC”), a company engaged in the purchase, transportation and sale of liquefied petroleum gas. Prior to joining the Soros organizations, Mr. Paperin served as President of Brooke Group International, an investment firm concentrated on the former Soviet Union, from 1990 to 1993, and as Senior Vice President and Chief Financial Officer of Western Union Corporation, a provider of money transfer and message services which was controlled by Brooke Group, from 1989 to 1991. Mr. Paperin currently serves as a member of the Board of Directors of Community Bankers Acquisition Corp., a blank check company formed to acquire an operating business in the banking industry (AMEX: BTC). Mr. Paperin holds a B.A. degree and an M.S. degree from the State University of New York at Binghamton. He is a member of the Council for Foreign Relations and was awarded an honorary Doctor of Humane Letters by the State University of New York.

Jordan Zimmerman (Independent Director) Mr. Zimmerman is Founder and Chairman of Zimmerman Advertising, the 15th largest advertising agency in the country, with published annual billings in excess of $2 billion. Since its founding in 1984, Mr. Zimmerman led his agency from its origin as a regional automotive advertising agency into a national retail firm, with more than 1,000 associates and 22 offices, serving clients in virtually every retail sector, including: fast food, sports, real estate, spirits, furniture, financial services, office supply retailers, travel and retail discounters. In 1999, Mr. Zimmerman sold Zimmerman Advertising to Omnicom, a leading global marketing and corporate communications company and a premier holding company for such top advertising agencies as BBDO, DDB, TBWA Chiat and others. Mr. Zimmerman has supported and led many local and national non-profit organizations and charities, including: Make a Wish Foundation, Crohn's and Colitis Foundation and Songs for Love. He is a member of the board for Take Stock in Children, Pine Crest School of Boca Raton and the Cleveland Clinic Florida. Mr. Zimmerman is a co-owner of the Florida Panthers and the Tampa Bay Lightening, both NHL hockey teams. Mr. Zimmerman holds an M.B.A. degree from the University of South Florida.

Appendix B

Supplemental Materials

Investor Decisions

Both common shareholders and warrant holders must vote to ensure completion of acquisition

Book Value per Share Analysis

The following analysis illustrates the pro forma book value per share, assuming no investor redemptions and maximum investor redemptions

Assumptions
Deferred Underwriter Fees	3.00%
Trust/Share	$9.98
Current Share Price (8/26/09)	$9.86

	No Redemption	Max Redemption
Equity Analysis ($)
Cash in Trust (3/31/09)	249,434,399	249,434,399
Fees & Expenses:
Advisor and Deferred Underwriter Fees	8,002,584	3,708,447
Legal & Accounting	1,175,000	1,175,000
Other Transaction Expenses	727,300	727,300
Total Fees & Expenses	9,904,884	5,610,747
Less: Cash Used for Redemption	–	143,137,912
Less: Other Adjustments [1]	2,252,816	509,245
Pro Forma Equity	237,276,699	100,176,496

Share Count
Shares Outstanding	25,000,000	25,000,000
Shares Repurchased	–	14,346,248
Board Shares	100,000	100,000
Pro Forma Shares	25,100,000	10,753,752

Pro Forma BVPS ($)	9.45	9.32
Price / BVPS (x)	1.04	1.06

Notes: Financial data as of 3/31/09, market data as of 8/26/09

(1)

Includes dividend payment to maintain REIT eligibility and other purchase accounting adjustments. See merger proxy for full detail